Exhibit 99.1

OpenText Reports Second Quarter Fiscal Year 2015 Financial Results
Recurring Revenue of $392.0 million, Up 39% Year Over Year;
Cloud Services Revenue of $151.3 million, Up 259% Year Over Year
Waterloo, ON, January 27, 2015 - Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) announced today its financial results for the second quarter ended December 31, 2014.
Financial Highlights for Q2 FY15 with Year Over Year Comparisons (1)

•	Total revenue was $467.8 million, up 29%

•	Recurring revenue was $392.0 million, up 39%

•	Cloud services revenue was $151.3 million, up 259%

•	Customer support revenue was $179.5 million, up 3%

•	License revenue was $75.8 million, down 7%

•	Foreign exchange negatively impacted total revenue by $15 million (4)

•	Non-GAAP-based EPS, diluted was $0.97 compared to $0.79 up 23%; GAAP-based EPS, diluted was $0.60 compared to $0.45 up 33%, on a post stock-split basis.(2)

•	Non-GAAP-based income from operations was $153.3 million and 33% of revenues, up 36%; GAAP-based income from operations was $110.6 million and 24% of revenues, up 50%.(2)

•	Foreign exchange negatively impacted non-GAAP-based EPS by $0.03 (4)

•	Operating cash flow was $109.6 million, up 80% with an ending cash balance of $542.8 million.

“The OpenText strategy is resonating with customers as our year over year financial highlights reflect; particularly, our cloud services results are up 259% and we expanded non-GAAP-based operating margin to 32.8%,” said Mark J. Barrenechea OpenText CEO. “Further, we enter calendar 2015 with our strongest product line up ever, including our new EIM Suites 10.6, more customer options in the OpenText Cloud, new OpenText Core, our expanding Business Network, and now, analytics by means of our Actuate acquisition. The acquisition of Actuate enables OpenText to significantly enter the world of business analytics, allowing customers to analyze and visualize a broad range of structured, semi-structured, and unstructured data.”

“The underlying strength of the business performance was partially offset by the strength of the US dollar against most currencies and notably the Euro. Compared to the beginning of Fiscal Year 2015 exchange rates, in-quarter total revenue was negatively affected by $16 million and non-GAAP-based EPS was negatively impacted by 4 cents,” said John Doolittle, OpenText CFO.(4)

Business Highlights

•	OpenText buys Actuate Corporation

•	OpenText buys Informative Graphics Corporation

•	OpenText issued $800.0 million in aggregate principal by way of 5.625% senior notes due 2023 in a private placement on January 15, 2015

•	15 customer transactions over $1 million, 6 in the OpenText Cloud and 9 on-premises

•	Financial, services and technology sector industries saw the most demand

•	Cloud customer successes in the quarter include Schneider Electric Industries, Nestle S.A. and Nestle Purina Pet Care

•	License customer successes in the quarter include DB Schenker, Insurance Australia Group, Singapore Power, IGATE, Fox Entertainment Group, Monster Beverage Corp., GEMA, Airbus and The Bosch Group

•	OpenText launches data centers to support customers in Japan and across the Asia-Pacific Region

•	OpenText launches OpenText Core, a new enterprise-grade cloud information management solution

•	OpenText named one of Canada's Top 100 Employers for the fourth consecutive year

Dividend Program Highlights

Cash Dividend
As part of our quarterly, non cumulative cash dividend program the Board declared a quarterly cash dividend to holders of the Company's Common Shares of $0.1725. The record date for this dividend is February 26, 2015 and the payment date is March 19, 2015. Future declarations of dividends and the establishment of future record and payment dates are subject to the final determination and discretion of our Board of Directors.

Summary of Quarterly Results
	Q2 FY15	Q1 FY15	Q2 FY14	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$467.8	$453.8	$363.5	3.1%		28.7%
GAAP-based gross margin	68.1%	67.4%	70.3%	70	bps	(220)	bps
GAAP-based operating margin	23.6%	22.7%	20.3%	90	bps	330	bps
GAAP-based EPS, diluted	$0.60	$0.53	$0.45	13.2%		33.3%
Non-GAAP-based gross margin (2)	72.2%	71.6%	74.0%	60	bps	(180)	bps
Non-GAAP-based operating margin (2)	32.8%	34.3%	30.9%	(150)	bps	190	bps
Non-GAAP-based EPS, diluted (2)	$0.97	$0.97	$0.79	—%		22.8%

Summary of Year to Date Results
	Q2 FY15 YTD	Q1 FY15	Q2 FY14 YTD	% Change (Y/Y)
Revenue (million)	$921.6	$453.8	$688.0	34.0%
GAAP-based gross margin	67.8%	67.4%	68.8%	(100)	bps
GAAP-based operating margin	23.2%	22.7%	18.3%	490	bps
GAAP-based EPS, diluted	$1.13	$0.53	$0.71	59.2%
Non-GAAP-based gross margin (2)	71.9%	71.6%	74.0%	(210)	bps
Non-GAAP-based operating margin (2)	33.5%	34.3%	30.7%	280	bps
Non-GAAP-based EPS, diluted (2)	$1.93	$0.97	$1.48	30.4%

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 1-800-319-4610 (toll-free) or +1-604-638-5340 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at http://investors.opentext.com/events.cfm .

A replay of the call will be available beginning January 27, 2015 at 7:00 p.m. ET through 11:59 p.m. on February 11, 2015 and can be accessed by dialing 1-800-319-6413 (toll-free) or +1-604-638-9010 (international) and using passcode 1469 followed by the number sign.

Please see below note (2) for a reconciliation of non-U.S. GAAP-based financial measures used in this press release, to U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in Fiscal 2015 on growth in earnings and cash flows, creating value through investments in broader Enterprise Information Management (EIM) capabilities, distribution, the Company's presence in the cloud and in growth markets, its financial condition, results of operations and earnings, declaration of quarterly dividends, and other matters, may contain words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", "may", "could", "would", "might", "will" and variations of these words or similar expressions are considered forward-looking statements or information under applicable securities laws. In addition, any information or statements that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking, and based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to: (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products and services to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products and services to be realized by customers; (viii) the demand for the Company's products and services and the extent of deployment of the Company's products and services in the EIM marketplace; and (ix) the Company's financial condition and capital requirements. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iii) the risks associated with bringing new products and services to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the final determination of litigation, tax audits and other legal proceedings; (viii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (ix) the continuous commitment of the Company's customers; and (x) demand for the Company's products. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2015 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	December 31, 2014	June 30, 2014
	(unaudited)
ASSETS
Cash and cash equivalents	$542,810	$427,890
Accounts receivable trade, net of allowance for doubtful accounts of $6,211 as of December 31, 2014 and $4,727 as of June 30, 2014	258,230	292,929
Income taxes recoverable	16,374	24,648
Prepaid expenses and other current assets	52,533	42,053
Deferred tax assets	31,375	28,215
Total current assets	901,322	815,735
Property and equipment	153,841	142,261
Goodwill	1,940,304	1,963,557
Acquired intangible assets	637,660	725,318
Deferred tax assets	152,030	156,712
Other assets	57,823	52,041
Deferred charges	44,820	52,376
Long-term income taxes recoverable	8,517	10,638
Total assets	$3,896,317	$3,918,638
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$193,510	$231,954
Current portion of long-term debt	65,289	62,582
Deferred revenues	292,162	332,664
Income taxes payable	11,729	31,630
Deferred tax liabilities	834	1,053
Total current liabilities	563,524	659,883
Long-term liabilities:
Accrued liabilities	33,098	41,999
Deferred credits	15,236	17,529
Pension liability	65,346	60,300
Long-term debt	1,226,500	1,256,750
Deferred revenues	18,022	17,248
Long-term income taxes payable	161,036	162,131
Deferred tax liabilities	54,177	60,631
Total long-term liabilities	1,573,415	1,616,588
Shareholders' equity:
Share capital
122,078,994 and 121,758,432 Common Shares issued and outstanding at December 31, 2014 and June 30, 2014, respectively; Authorized Common Shares: unlimited	801,810	792,834
Additional paid-in capital	114,951	112,398
Accumulated other comprehensive income	39,632	39,449
Retained earnings	813,131	716,317
Treasury stock, at cost (407,725 shares at December 31, 2014 and 763,278 at June 30, 2014, respectively)	(10,680)	(19,132)
Total OpenText shareholders' equity	1,758,844	1,641,866
Non-controlling interests	534	301
Total shareholders' equity	1,759,378	1,642,167
Total liabilities and shareholders' equity	$3,896,317	$3,918,638

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Revenues:
License	$75,824	$81,164	$134,439	$136,470
Cloud services	151,269	42,131	301,275	83,778
Customer support	179,466	174,425	363,372	342,865
Professional service and other	61,286	65,787	122,546	124,854
Total revenues	467,845	363,507	921,632	687,967
Cost of revenues:
License	3,412	3,304	6,500	6,340
Cloud services	56,974	15,963	114,970	30,228
Customer support	23,942	24,409	47,160	46,579
Professional service and other	46,641	51,245	92,002	96,680
Amortization of acquired technology-based intangible assets	18,206	13,035	36,412	34,565
Total cost of revenues	149,175	107,956	297,044	214,392
Gross profit	318,670	255,551	624,588	473,575
Operating expenses:
Research and development	46,170	41,917	90,912	82,133
Sales and marketing	90,010	81,290	170,109	150,703
General and administrative	39,849	32,815	75,605	61,701
Depreciation	12,465	6,898	24,707	13,356
Amortization of acquired customer-based intangible assets	25,364	12,432	51,248	29,709
Special charges (recoveries)	(5,759)	6,268	(1,590)	9,999
Total operating expenses	208,099	181,620	410,991	347,601
Income from operations	110,571	73,931	213,597	125,974
Other income (expense), net	(9,314)	(740)	(19,187)	1,186
Interest and other related expense, net	(8,455)	(3,040)	(19,554)	(7,425)
Income before income taxes	92,802	70,151	174,856	119,735
Provision for income taxes	18,308	16,651	35,710	35,605
Net income for the period	$74,494	$53,500	$139,146	$84,130
Net (income) loss attributable to non-controlling interests	(207)	—	(233)	—
Net income attributable to OpenText	$74,287	$53,500	$138,913	$84,130
Earnings per share—basic attributable to OpenText	$0.61	$0.45	$1.14	$0.71
Earnings per share—diluted attributable to OpenText	$0.60	$0.45	$1.13	$0.71
Weighted average number of Common Shares outstanding—basic	122,051	118,272	121,984	118,200
Weighted average number of Common Shares outstanding—diluted	122,985	119,186	122,934	118,950
Dividends declared per Common Share	$0.1725	$0.1500	$0.3450	$0.3000

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Net income for the period	$74,494	$53,500	$139,146	$84,130
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	5,241	113	8,346	354
Unrealized gain (loss) on cash flow hedges:
Unrealized gain (loss)	(1,316)	(1,433)	(4,216)	87
Loss reclassified into net income	944	589	997	1,173
Actuarial gain (loss) relating to defined benefit pension plans:
Actuarial gain (loss)	(3,937)	944	(7,055)	1,027
Amortization of actuarial loss into net income	84	73	205	146
Unrealized gain on marketable securities	2,400	—	1,906	—
Total other comprehensive income (loss), net, for the period	3,416	286	183	2,787
Total comprehensive income	77,910	53,786	139,329	86,917
Comprehensive income attributable to non-controlling interests	(207)	—	(233)	—
Total comprehensive income attributable to OpenText	$77,703	$53,786	$139,096	$86,917

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Cash flows from operating activities:
Net income for the period	$74,494	$53,500	$139,146	$84,130
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	56,035	32,365	112,367	77,630
Share-based compensation expense	4,929	6,677	9,378	11,289
Excess tax benefits on share-based compensation expense	(1,232)	(1,008)	(1,627)	(1,081)
Pension expense	1,202	437	2,422	790
Amortization of debt issuance costs	1,132	519	2,275	1,044
Amortization of deferred charges and credits	2,632	2,967	5,263	5,934
Loss on sale and write down of property and equipment	—	(6)	—	15
Deferred taxes	2,764	(1,329)	1,219	(3,198)
Changes in operating assets and liabilities:
Accounts receivable	(15,294)	(19,602)	40,249	9,176
Prepaid expenses and other current assets	(548)	(729)	(697)	(4,161)
Income taxes	(6,207)	(5,093)	11,599	2,409
Deferred charges and credits	—	5,788	—	8,488
Accounts payable and accrued liabilities	(3,187)	7,247	(37,326)	(10,846)
Deferred revenue	(5,990)	(21,574)	(32,745)	(40,134)
Other assets	(1,158)	716	(3,420)	(686)
Net cash provided by operating activities	109,572	60,875	248,103	140,799
Cash flows from investing activities:
Additions of property and equipment	(18,026)	(11,913)	(48,261)	(20,228)
Purchase of patents	—	(192)	—	(192)
Purchase of Cordys Holding B.V., net of cash acquired	—	—	—	(30,588)
Purchase of a division of Spicer Corporation	(222)	—	(222)	—
Purchase consideration for prior period acquisitions	(221)	(221)	(443)	(443)
Other investing activities	(1,059)	526	(8,433)	(974)
Net cash used in investing activities	(19,528)	(11,800)	(57,359)	(52,425)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	1,232	1,008	1,627	1,081
Proceeds from issuance of Common Shares	2,039	3,606	9,138	5,429
Repayment of long-term debt	(13,413)	(11,419)	(26,830)	(19,087)
Debt issuance costs	(1,220)	(273)	(1,403)	(273)
Payments of dividends to shareholders	(21,054)	(17,747)	(42,099)	(35,468)
Net cash used in financing activities	(32,416)	(24,825)	(59,567)	(48,318)
Foreign exchange gain (loss) on cash held in foreign currencies	(7,304)	(43)	(16,257)	4,853
Increase in cash and cash equivalents during the period	50,324	24,207	114,920	44,909
Cash and cash equivalents at beginning of the period	492,486	491,147	427,890	470,445
Cash and cash equivalents at end of the period	$542,810	$515,354	$542,810	$515,354

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (non-GAAP).These non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain non-GAAP measures defined below.
Non-GAAP-based net income and non-GAAP-based EPS are calculated as net income or net income per share on a diluted basis, excluding, the amortization of acquired intangible assets, other income (expense), share-based compensation, and special charges, all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets. Non-GAAP-based gross margin is calculated as non-GAAP-based gross profit expressed as a percentage of revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding, the amortization of acquired intangible assets, special charges (recoveries), and share-based compensation. Non-GAAP-based operating margin is calculated as non-GAAP-based income from operations expressed as a percentage of revenue.
The Company's management believes that the presentation, of the above defined non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, special charges (recoveries), share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended December 31, 2014. (In thousands except for per share amounts)
	Three Months Ended December 31, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$56,974		$(186)	(1)	$56,788
Customer support	23,942		(234)	(1)	23,708
Professional service and other	46,641		(335)	(1)	46,306
Amortization of acquired technology-based intangible assets	18,206		(18,206)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	318,670	68.1%	18,961	(3)	337,631	72.2%
Operating expenses
Research and development	46,170		(614)	(1)	45,556
Sales and marketing	90,010		(2,594)	(1)	87,416
General and administrative	39,849		(966)	(1)	38,883
Amortization of acquired customer-based intangible assets	25,364		(25,364)	(2)	—
Special charges (recoveries)	(5,759)		5,759	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	110,571	23.6%	42,740	(5)	153,311	32.8%
Other income (expense), net	(9,314)		9,314	(6)	—
Provision for (recovery of) income taxes	18,308		7,559	(7)	25,867
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	74,287		44,495	(8)	118,782
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.60		$0.37	(8)	$0.97

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 20% and a Non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$118,782	$0.97
Less:
Amortization	43,570	0.35
Share-based compensation	4,929	0.04
Special charges (recoveries)	(5,759)	(0.05)
Other (income) expense, net	9,314	0.08
GAAP-based provision for (recovery of) income taxes	18,308	0.15
Non-GAAP based provision for income taxes	(25,867)	(0.20)
GAAP-based net income, attributable to OpenText	$74,287	$0.60

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the six months ended December 31, 2014. (In thousands except for per share amounts)
	Six Months Ended December 31, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$114,970		$(399)	(1)	$114,571
Customer support	47,160		(408)	(1)	46,752
Professional service and other	92,002		(598)	(1)	91,404
Amortization of acquired technology-based intangible assets	36,412		(36,412)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	624,588	67.8%	37,817	(3)	662,405	71.9%
Operating expenses
Research and development	90,912		(1,177)	(1)	89,735
Sales and marketing	170,109		(4,668)	(1)	165,441
General and administrative	75,605		(2,128)	(1)	73,477
Amortization of acquired customer-based intangible assets	51,248		(51,248)	(2)	—
Special charges (recoveries)	(1,590)		1,590	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	213,597	23.2%	95,448	(5)	309,045	33.5%
Other income (expense), net	(19,187)		19,187	(6)	—
Provision for (recovery of) income taxes	35,710		16,165	(7)	51,875
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	138,913		98,470	(8)	237,383
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$1.13		$0.80	(8)	$1.93

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 20% and a Non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$237,383	$1.93
Less:
Amortization	87,660	0.71
Share-based compensation	9,378	0.08
Special charges (recoveries)	(1,590)	(0.01)
Other (income) expense, net	19,187	0.16
GAAP-based provision for (recovery of) income taxes	35,710	0.29
Non-GAAP based provision for income taxes	(51,875)	(0.43)
GAAP-based net income, attributable to OpenText	$138,913	$1.13

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended September 30, 2014. (In thousands except for per share amounts)
	Three Months Ended September 30, 2014
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$57,996		$(213)	(1)	$57,783
Customer support	23,218		(174)	(1)	23,044
Professional service and other	45,361		(263)	(1)	45,098
Amortization of acquired technology-based intangible assets	18,206		(18,206)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	305,918	67.4%	18,856	(3)	324,774	71.6%
Operating expenses
Research and development	44,742		(563)	(1)	44,179
Sales and marketing	80,099		(2,074)	(1)	78,025
General and administrative	35,756		(1,162)	(1)	34,594
Amortization of acquired customer-based intangible assets	25,884		(25,884)	(2)	—
Special charges (recoveries)	4,169		(4,169)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	103,026	22.7%	52,708	(5)	155,734	34.3%
Other income (expense), net	(9,873)		9,873	(6)	—
Provision for (recovery of) income taxes	17,402		8,606	(7)	26,008
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	64,626		53,975	(8)	118,601
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.53		$0.44	(8)	$0.97

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 21% and a Non-GAAP-based tax rate of 18%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2014
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$118,601	$0.97
Less:
Amortization	44,090	0.36
Share-based compensation	4,449	0.04
Special charges (recoveries)	4,169	0.03
Other (income) expense, net	9,873	0.08
GAAP-based provision for (recovery of) income taxes	17,402	0.14
Non-GAAP based provision for income taxes	(26,008)	(0.21)
GAAP-based net income, attributable to OpenText	$64,626	$0.53

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended December 31, 2013. (In thousands except for per share amounts)
	Three Months Ended December 31, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services	$15,963		$60	(1)	$16,023
Customer support	24,409		(312)	(1)	24,097
Professional service and other	51,245		(328)	(1)	50,917
Amortization of acquired technology-based intangible assets	13,035		(13,035)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	255,551	70.3%	13,615	(3)	269,166	74.0%
Operating expenses
Research and development	41,917		(794)	(1)	41,123
Sales and marketing	81,290		(1,921)	(1)	79,369
General and administrative	32,815		(3,382)	(1)	29,433
Amortization of acquired customer-based intangible assets	12,432		(12,432)	(2)	—
Special charges (recoveries)	6,268		(6,268)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	73,931	20.3%	38,412	(5)	112,343	30.9%
Other income (expense), net	(740)		740	(6)	—
Provision for (recovery of) income taxes	16,651		(1,349)	(7)	15,302
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	53,500		40,501	(8)	94,001
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.45		$0.34	(8)	$0.79

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 24% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended December 31, 2013
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$94,001	$0.79
Less:
Amortization	25,467	0.21
Share-based compensation	6,677	0.06
Special charges (recoveries)	6,268	0.05
Other (income) expense, net	740	0.01
GAAP-based provision for (recovery of) income taxes	16,651	0.14
Non-GAAP based provision for income taxes	(15,302)	(0.13)
GAAP-based net income, attributable to OpenText	$53,500	$0.45

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the six months ended December 31, 2013. (In thousands except for per share amounts)
	Six Months Ended December 31, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Cloud services	$30,228		$22	(1)	$30,250
Customer support	46,579		(409)	(1)	46,170
Professional service and other	96,680		(498)	(1)	96,182
Amortization of acquired technology-based intangible assets	34,565		(34,565)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	473,575	68.8%	35,450	(3)	509,025	74.0%
Operating expenses
Research and development	82,133		(1,522)	(1)	80,611
Sales and marketing	150,703		(4,274)	(1)	146,429
General and administrative	61,701		(4,608)	(1)	57,093
Amortization of acquired customer-based intangible assets	29,709		(29,709)	(2)	—
Special charges (recoveries)	9,999		(9,999)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	125,974	18.3%	85,562	(5)	211,536	30.7%
Other income (expense), net	1,186		(1,186)	(6)	—
Provision for (recovery of) income taxes	35,605		(7,029)	(7)	28,576
GAAP-based net income / Non-GAAP-based net income, attributable to OpenText	84,130		91,405	(8)	175,535
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted, attributable to OpenText	$0.71		$0.77	(8)	$1.48

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollars, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges (recoveries) from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollars, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 30% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Six Months Ended December 31, 2013
		Per share diluted
Non-GAAP-based net income, attributable to OpenText	$175,535	$1.48
Less:
Amortization	64,274	0.54
Share-based compensation	11,289	0.09
Special charges (recoveries)	9,999	0.08
Other (income) expense, net	(1,186)	(0.01)
GAAP-based provision for (recovery of) income taxes	35,605	0.30
Non-GAAP based provision for income taxes	(28,576)	(0.23)
GAAP-based net income, attributable to OpenText	$84,130	$0.71

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three and six months ended December 31, 2014 and 2013:

	Three Months Ended December 31, 2014		Three Months Ended December 31, 2013
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	24%	16%	29%	19%
GBP	9%	8%	8%	9%
CAD	5%	12%	6%	17%
USD	50%	48%	46%	40%
Other	12%	16%	11%	15%
Total	100%	100%	100%	100%

	Six Months Ended December 31, 2014		Six Months Ended December 31, 2013
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	25%	15%	28%	18%
GBP	8%	9%	8%	9%
CAD	5%	12%	6%	17%
USD	50%	46%	48%	41%
Other	12%	18%	10%	15%
Total	100%	100%	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Condensed Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and special charges

(4) Currency impact on selected GAAP-based and non-GAAP-based measures for the three and six months ended December 31, 2014

The following tables illustrate the impact of foreign exchange rates (FX) on our total revenue and non-GAAP-based earnings per share for the periods presented:

	Q215 versus Q214 Rates
	Reported	FX Impact higher/(lower)	Excluding the Impact of FX	FX Impact higher/(lower)
Total revenue (in millions)	$467.8	$(15.0)	$482.8	(3.2)%
Non-GAAP-based EPS	$0.97	$(0.03)	$1.00	(3.0)%

	Q215 YTD versus Fiscal 2014 Rates
	Reported	FX Impact higher/(lower)	Excluding the Impact of FX	FX Impact higher/(lower)
Total revenue (in millions)	$921.6	$(11.2)	$932.8	(1.2)%
Non-GAAP-based EPS	$1.93	$(0.02)	$1.95	(1.0)%

	Q215 versus Beginning of Fiscal 2015 Rates
	Reported	FX Impact higher/(lower)	Excluding the Impact of FX	FX Impact higher/(lower)
Total revenue (in millions)	$467.8	$(16.0)	$483.8	(3.4)%
Non-GAAP-based EPS	$0.97	$(0.04)	$1.01	(4.1)%

	Q215 YTD versus Beginning Fiscal 2015 Rates
	Reported	FX Impact higher/(lower)	Excluding the Impact of FX	FX Impact higher/(lower)
Total revenue (in millions)	$921.6	$(18.1)	$939.7	(2.0)%
Non-GAAP-based EPS	$1.93	$(0.05)	$1.98	(2.6)%